Filed under Rule 497(e)

File Nos. 33-11716 and 811-5018

PROSPECTUS

SMITH BARNEY

DIVIDEND STRATEGY FUND

Class A, B, C, Y and 1 Shares

November 1, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

Smith Barney Dividend Strategy Fund

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Investments, risks and performance

Investment objective

The fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Principal investment strategies

Key investments Under normal market conditions, at least 80% of the fund’s assets will be invested in dividend-paying stocks.

The fund may, under normal circumstances, invest up to 20% of its assets in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks, and in other securities of issuers. The fund may also make investments in companies that are not expected to pay dividends.

Selection process The managers’ investment strategy consists of individual company selection. The managers typically look for investments among equity securities of small to large cap issuers, consisting primarily of dividend-paying, mid cap and large cap companies that are dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for investment, the manager looks for the following:

■	Current yield or potential for dividend growth
■	Strong or rapidly improving balance sheets
■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

The manager may also consider the following characteristics:

■	Consistency and growth of dividends
■	Past growth records
■	Future earnings prospects
■	Technological innovation
■	General market and economic factors

Generally, companies in the fund’s portfolio fall into one or more of the following categories:

Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for low

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market valuations, as measured by the manager’s valuation models. The manager also looks for companies that are expected to have positive changes in earnings prospects because of factors such as:

■	New, improved or unique products and services
■	New or rapidly expanding markets for a company’s products
■	New management
■	Changes in the economic, financial, regulatory or political environment particularly affecting a company
■	Effective research, product development and marketing
■	A business strategy not yet recognized by the marketplace

Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Companies in which the fund invests, or dividend-paying stocks in general, fall out of favor with investors
■	The manager’s judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect
■	Portfolio companies do not meet earnings expectations or other events depress the value of those companies’ stocks

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. Until the date of this Prospectus, the fund’s policy was to normally invest at least 80% of its assets in equity securities of U.S. large cap issues and related investments. In order to implement the fund’s current investment policy, the manager expects substantial portfolio turnover (consisting of capital gains of approximately $0.81 per share, according to share calculations performed as of October 2004), in addition to ongoing portfolio turnover (and recognition of any related capital gains) associated with the continued operation of the fund.

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Who may want to invest The fund may be an appropriate investment if you:

■	Are seeking to participate in the long term growth potential of the stock market while obtaining some current income and
■	Are willing to accept the risks of investing in common stocks

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class 1 shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. Effective as of the date of this prospectus, the fund adopted its current investment policy of normally investing at least 80% of its assets in dividend-paying stocks. The fund’s previous policy was normally to invest at least 80% of its net assets in equity securities of U.S. large cap issuers and related investments. The performance information and financial highlights included in this prospectus are from before the fund adopted the current investment policy. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns — Class 1

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 23.52% in 4th Quarter 1998

Lowest: (16.72)% in 3rd Quarter 2002

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Average Annual Total Returns

(for periods ended 12/31/03)

	1 year	5 years	10 years	Since Inception*	Inception Date
Class 1 Return Before Taxes	13.74%	(2.69)%	8.25%	—	04/14/87
Class 1 Return After Taxes on Distributions (1)	13.68%	(3.45)%	6.29%	—	04/14/87
Class 1 Return After Taxes on Distributions and Sale of Fund Shares (1)	8.93%	(2.42)%	6.34%	—	04/14/87
Class A Return Before Taxes	17.28%	(2.54)%	n/a	6.72%	08/18/96
Class B Return Before Taxes	17.43%	(2.47)%	n/a	6.65%	08/18/96
Class C Return Before Taxes (2)	22.52%	n/a	n/a	(11.24)%	09/19/00
Class Y Return Before Taxes	n/a	n/a	n/a	n/a	(4)
S&P 500 Index (3)	28.67%	(0.57)%	11.06%	n/a	(5)
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class 1 shares only. After-tax returns for Class A, Class B, Class C, and Class Y shares will vary.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(3)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(4)	No Class Y shares were outstanding for the calendar year ended 12/31/03.
(5)	The total return of the S&P 500 Index since the inception of each of the Class A, B and C shares is 8.83%, 8.83% and (6.52)%, respectively.
*	Information is provided only for classes with less than 10 years performance history.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None	8.50%
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y	Class 1
Management fee	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None
Other expenses**	0.95%	1.06%	0.07%	0.15%	0.40%

Total annual fund*** operating expenses	1.80%	2.66%	1.67%	0.75%	1.00%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated because no Class Y shares were outstanding during the fund’s last fiscal year.
***	Effective as of the date of this Prospectus, the manager has voluntarily agreed to reimburse certain fund expenses to the extent necessary to cause the actual total operating expenses, on an annualized basis, to be 1.25% for Class A shares and 2.00% for Class B shares. The manager may discontinue this reimbursement at any time.

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$674	$1,038	$1,426	$2,510
Class B (redemption at end of period)	$769	$1,126	$1,510	$2,785	*
Class B (no redemption)	$269	$826	$1,410	$2,785	*
Class C (redemption at end of period)	$270	$526	$907	$1,976
Class C (no redemption)	$170	$526	$907	$1,976
Class Y (with or without redemption)	$158	$490	$845	$1,845
Class 1 (with or without redemption)	$943	$1,141	$1,356	$1,971
*	Assumes conversion to Class A shares approximately eight years after purchase

More on the fund’s investments

Equity securities Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Foreign investments The fund may invest up to 25% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add

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to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Short sales The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization

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and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s Fee Table in this Prospectus but do detract from the fund’s performance.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Special restrictions The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Except for this special restriction, the fund’s goals and strategies may be changed without shareholder approval.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

Management

Manager The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM”), a registered investment adviser and a part of Citigroup Asset Management (“CAM”), the global asset management arm of Citigroup, Inc. The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and its distributors are affiliates of Citigroup Inc. Citigroup businesses provide a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the funds. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund’s manager does not obtain or use material inside information acquired by

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any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Since November 1, 2004, Scott Glasser and Peter Hable have been responsible for the day-to-day management of the fund’s portfolio. Mr. Glasser and Mr. Hable are investment officers of the manager and managing directors of Citigroup Global Markets Inc. (“CGM”), one of the fund’s distributors.

Management fee For its services, the manager received a fee during the fund’s last fiscal year equal on an annual basis to 0.60% of the fund’s average daily net assets.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, an affiliate of the manager, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services, also an affiliate of the manager, to serve as the fund’s sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.

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Recent Developments In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Choosing a class of shares to buy

You can choose among five classes of shares: Classes A, B, C, Y and 1. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

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■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y	Class 1
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than Class A, B and C	■ Only available to eligible Class 1 shareholders ■ You may qualify for reduction or waiver of initial sales charge ■ Higher initial sales charge ■ Lower annual expenses than the other classes
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None	Up to 8.50%; reduced for large purchases
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds	Class 1 Shares of Smith Barney funds that offer Class 1 shares and Class A shares of certain other Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

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More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares

■	the deferred sales charges that apply to the redemption of Class B and Class C shares

■	who qualifies for lower sales charges on Class A shares

■	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer commission as a % of offering price
Less than $25,000	5.00	5.26	4.50
$25,000 but less than $50,000	4.25	4.44	3.83
$50,000 but less than $100,000	3.75	3.90	3.38
$100,000 but less than $250,000	3.25	3.36	2.93
$250,000 but less than $500,000	2.75	2.83	2.48
$500,000 but less than $1,000,000	2.00	2.04	1.80
$1,000,000 or more	-0-	-0-	up to 1.00*
*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus

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relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege — lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

■	by you, or
■	by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent — lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar

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amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker/dealers and other financial institutions that have entered into agreements with CGM.
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn more about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

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Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Class 1 shares (available through certain Service Agents)

Class 1 shares are offered to eligible Class 1 shareholders at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class 1 shares.

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The table below shows the rate of sales charge you pay, depending on the amount you purchase and the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price
Less than $10,000	8.50	9.29	7.00
$10,000 but less than $25,000	7.75	8.40	6.25
$25,000 but less than $50,000	6.00	6.38	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $400,000	2.50	2.56	2.00
$400,000 but less than $600,000	2.00	2.04	1.60
$600,000 but less than $5,000,000	1.00	1.01	0.75
$5,000,000 or more	0.25	0.25	0.20

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

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The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Buying shares

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write to the fund at the following address to open an account or buy shares:

Smith Barney Investment Series

Large Cap Core Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares.

■    For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.

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Through a systematic investment plan

You may authorize your Service Agent or the applicable sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least: $25 monthly or $50 quarterly.

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares
Smith Barney offers a distinctive family of mutual funds tailored to help meet the varying needs of both large and small investors.

You should contact your Service Agent to exchange into other Smith Barney mutual funds. Be sure to read the prospectus of the Smith Barney mutual fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney mutual fund. Class 1 shares may also be exchanged for Class A shares of certain Smith Barney mutual funds. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B, Class C and Class 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

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Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at its address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

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Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined after receipt.

Your redemption proceeds normally will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Investments Inc. Registered Representative, write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

P.O. Box 9662

Providence, RI 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Smith Barney Investment Series

Large Cap Core Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

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By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares by telephone in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by
certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

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Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

■	Name of the fund
■	Account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the applicable sub-transfer agent
■	Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

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■	Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates for the fund, such certificates will continue to be honored.

Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor’s financial consultants are not considered Service Agents.

Dividends, distributions and taxes

Dividends and distributions The fund generally pays dividends, if any, on a quarterly basis and makes capital gain distributions, if any, once a year,

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25

typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal incomes taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Distributions of qualified dividend income	Qualified dividend income
Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation (other than income derived from dividends received from REITS); dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it

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26

will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, the fund may price those securities using fair value procedures approved by the fund’s board. The fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the fund’s net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund’s net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

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In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the Smith Barney Dividend Strategy Fund (formerly Smith Barney Large Cap Core Fund) for the fiscal years ended October 31, 2000 through October 31, 2003, has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal year ended October 31, 1999 has been audited by other independent auditors. The information for the six months ended April 30, 2004 is unaudited. No information is presented for Class Y shares of the fund because no Class Y shares were outstanding for the years shown.

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For a Class 1 share of beneficial interest outstanding throughout each year ended October 31 and the six months ended April 30, 2004:

Smith Barney Dividend Strategy Fund (formerly Smith Barney Large Cap Core Fund)

	April 30, 2004(1) (unaudited)		2003(1)	2002(1)	2001(1)	2000(1)	1999(1)
Net asset value, beginning of year(2)	$16.36		$14.10	$17.55	$26.52	$24.36	$19.59
Income (loss) from operations:
Net investment income	0.02		0.06	0.05	0.11	0.07	0.08
Net realized and unrealized gain (loss)	0.55		2.20	(3.39)	(6.70)	3.74	6.62
Total income (loss) from operations	0.57		2.26	(3.34)	(6.59)	3.81	6.70
Less distributions from:
Net investment income	(0.03)		—	(0.09)	(0.06)	(0.07)	(0.11)
Net realized gains	—		—	(0.01)	(2.32)	(1.58)	(1.82)
Capital	—		—	(0.01)	—	—	—
Total distributions	(0.03)		—	(0.11)	(2.38)	(1.65)	(1.93)
Net asset value, end of year(3)	$16.90	†	$16.36	$14.10	$17.55	$26.52	$24.36
Total return	3.47	%†	16.03%	(19.20)%	(26.67)%	16.12%	35.60%
Net assets, end of year (millions)	$2,408		$2,435	$2,303	$3,177	$4,691	$4,475
Ratios to average net assets:
Expenses	0.90	%††	1.00%	0.90%	0.73%	0.70%	0.76%
Net investment income	0.29	%††	0.39	0.31	0.55	0.26	0.34
Portfolio turnover rate			69%	38%	27%	34%	37%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the commencement of such six month period.
(3)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the end of such six month period.
†	Total return is not annualized, as it may not be representative of the total return for the year.
††	Annualized.

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For a Class A share of beneficial interest outstanding throughout each year ended October 31 and the six months ended April 30, 2004:

Smith Barney Dividend Strategy Fund (formerly Smith Barney Large Cap Core Fund)

	April 30, 2004(1) (unaudited)		2003(1)	2002(1)	2001(1)	2000(1)	1999(1)
Net asset value, beginning of year(2)	$16.03	†	$13.93	$17.41	$26.41	$24.29	$19.54
Income (loss) from operations:
Net investment income (loss)	(0.03)		(0.06)	(0.10)	(0.01)	(0.02)	0.02
Net realized and unrealized gain (loss)	0.54		2.16	(3.37)	(6.67)	3.73	6.60
Total income (loss) from operations	0.51		2.10	(3.47)	(6.68)	3.71	6.62
Less distributions from:
Net investment income	—		—	—	—	(0.01)	(0.05)
Net realized gains	—		—	(0.01)	(2.32)	(1.58)	(1.82)
Total distributions	—		—	(0.01)	(2.32)	(1.59)	(1.87)
Net asset value, end of year(3)	$16.54		$16.03	$13.93	$17.41	$26.41	$24.29
Total return	3.18	%†	15.08%	(19.94)%	(27.12)%	15.69%	35.24%
Net assets, end of year (millions)	$421		$414	$352	$425	$510	$344
Ratios to average net assets:
Expenses	1.58	%††	1.80%	1.80%	1.34%	1.04%	1.01%
Net investment income (loss)	(0.40	)††	(0.42)	(0.59)	(0.06)	(0.07)	0.09
Portfolio turnover rate	23%		69%	38%	27%	34%	37%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the commencement of such six month period.
(3)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the end of such six month period.
†	Total return is not annualized, as it may not be representative of the total return for the year.
††	Annualized.

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For a Class B share of beneficial interest outstanding throughout each year ended October 31 and the six months ended April 30, 2004:

Smith Barney Dividend Strategy Fund (formerly Smith Barney Large Cap Core Fund)

	April 30, 2004(1) (unaudited)		2003(1)	2002(1)	2001(1)	2000(1)	1999(1)
Net asset value, beginning of year(2)	$15.26		$13.38	$16.86	$25.81	$23.95	$19.37
Income (loss) from operations:
Net investment loss	(0.10)		(0.18)	(0.22)	(0.15)	(0.23)	(0.14)
Net realized and unrealized gain (loss)	0.52		2.06	(3.25)	(6.48)	3.67	6.54
Total income (loss) from operations	0.42		1.88	(3.47)	(6.63)	3.44	6.40
Less distributions from:
Net investment income			—	—	—	—	—
Net realized gains	—		—	(0.01)	(2.32)	(1.58)	(1.82)
Total distributions	—		—	(0.01)	(2.32)	(1.58)	(1.82)
Net asset value, end of year(3)	$15.68		$15.26	$13.38	$16.86	$25.81	$23.95
Total return	2.75	%†	14.05%	(20.59)%	(27.59)%	14.76%	34.31%
Net assets, end of year (millions)	$3.04		$305	$290	$393	$524	$357
Ratios to average net assets:
Expenses	2.44	††	2.66%	2.59%	2.01%	1.83%	1.76%
Net investment loss	(1.25	)††	(1.27)	(1.39)	(0.73)	(0.86)	(0.65)
Portfolio turnover rate	23%		69%	38%	27%	34%	37%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the commencement of such six month period.
(3)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the end of such six month period.
†	Total return is not annualized, as it may not be representative of the total return for the year.
††	Annualized.

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For a Class C* share of beneficial interest outstanding throughout the period ended October 31 and the six months ended April 30, 2004:

Smith Barney Dividend Strategy Fund (formerly Smith Barney Large Cap Core Fund)

	April 30, 2004(1) (unaudited)		2003(1)	2002(1)	2001(1)	2000(1)(2)
Net asset value, beginning of year(3)	$15.98		$13.87	$17.36	$26.41	$27.33
Income (Loss) from operations:
Net investment loss	(0.05)		(0.04)	(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	0.54		2.15	(3.35)	(6.66)	(0.91)
Total income (loss) from operations	0.49		2.11	(3.48)	(6.73)	(0.92)
Less distributions from:
Net realized gains	—		—	(0.01)	(2.32)	—
Total distributions	—		—	(0.01)	(2.32)	—
Net asset value, end of year(4)	$16.47		$15.98	$13.87	$17.36	$26.41
Total return	3.07	%††	15.21	(20.05)	(27.32)%	(3.37)%‡
Net assets, end of year (millions)	$6		$6,000	$4,659	$5,326	$180
Ratios to average net assets:
Expenses	1.75	%†	1.67%	2.00%	1.65%	1.54%†
Net investment loss	(0.56	)†	(0.29)	(0.80)	(0.37)	(0.46)†
Portfolio turnover rate	23%		69%	38%	27%	34%

*	Effective as of April 29, 2004, Class L shares of the fund were renamed Class C shares.
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period from September 19, 2000 (inception date) to October 31, 2000.
(3)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the commencement of such six month period.
(4)	With respect to the six month period ended April 30, 2004, net asset value is reported as of the end of such six month period.
‡	Not annualized.
†	Annualized.
††	Total return is not annualized, as it may not be representative of the total return for the year.

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Smith Barney Dividend Strategy Fund

An investment portfolio of Smith Barney Investment Series

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-05018)

FD03062     11/04

Filed under Rule 497(e)

Files Nos. 33-11716 and 811-5018

November 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT SERIES

125 Broad Street

New York, New York 10004

800 451-2010

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Investment Series (the “Company”), for Dividend Strategy Fund (formerly known as Smith Barney Large Cap Core Fund, the “Fund”), dated February 27, 2004, as supplemented from time to time, and should be read in conjunction with the Fund’s Prospectus. The Fund’s Prospectus may be obtained by contacting a broker-dealer, financial intermediary or financial institution that has entered into an agreement with the Fund’s distributor or a distributor’s financial consultants (each, a “service agent”), by calling the Fund at 1-800-451-2010, or by writing to the Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into the Fund’s Prospectus.

CONTENTS

Management of the Company	2
Investment Objectives, Management Policies and Associated Risks	12
Additional Risk Factors	28
Investment Restrictions	33
Brokerage	34
Portfolio Turnover	36
Distributors	36
Service Plans	37
Determination of Net Asset Value	38
Additional Information on the Purchase and Sale of Fund Shares and Shareholder Programs	39
Distributions and Federal Taxes	56
Other Information	60
Financial Statements	63
Appendix A—Ratings of Bonds, Notes and Commercial Paper	A-1
Appendix B—Description of Proxy Voting Policies and Procedures	B-1

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

MANAGEMENT OF THE COMPANY

Trustees and Officers

The Fund is supervised by the Board of Trustees of the Company, over two-thirds of whom are not affiliated with the manager.

The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. (“Citigroup”) the Trustees oversee, and other directorships held are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

An asterisk in the table below identifies those Trustees and officers who are “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual’s position with Citigroup or its affiliates including Citigroup Global Markets Inc. (“CGM”) described in the table below.

Name and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Citigroup Overseen by Trustee
Interested Trustee
R. Jay Gerken*; 53	Chairman, President and Chief Executive Officer since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996—2001) and Smith Barney Growth and Income Fund (from 1996-2001).	221

Non-Interested Trustees
Elliott J. Berv; 61	Trustee since 2001	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001; consultant since 1999); Director, Lapoint Industries (industrial filter company) (since 2002); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Director, Alzheimer’s Association (New England Chapter) (since 1998); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004).	37

Name and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Citigroup Overseen by Trustee
Donald M. Carlton; 67	Trustee since 1997	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Consultant, URS Corporation (engineering) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Chief Executive Officer, Radian International L.L.C. (engineering) (1996—1998); Member of the Management Committee, Signature Science (research and development) (since 2000); former Director, Valero Energy (petroleum refining) (1999—2003).	32

A. Benton Cocanougher; 66	Trustee since 1991	Interim Chancellor, Texas A&M University System (since 2003); former Special Advisor to the President, Texas A&M University (2002—2003); former Dean Emeritus and Wiley Professor, Texas A&M University (2001—2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987—2001).	32

Mark T. Finn; 61	Trustee since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999—2001); former President and Director, Delta Financial, Inc. (investment advisory firm) (1983—1999); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996—2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (1997—2000).	37

Stephen Randolph Gross; 57	Trustee since 1986	Director, Andersen Calhoun (assisted living) (since 1987); Chief Executive Officer, HLB Gross Collins, PC (accounting firm) (since 1979); Treasurer, Coventry Limited, Inc. (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (consulting) (1998—2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (1985—2001); former Director, Yu Save, Inc. (internet company) (1998—2000); former Director, Hotpalm.com, Inc. (wireless applications) (1998—2000); former Partner, Capital Investment Advisory Partners (consulting) (2000—2002); former Director, United Telesis, Inc. (telecommunications) (1997—2002); former Director, ebank.com, Inc. (1997—2004); former Secretary, Carint N.A. (manufacturing) (1998—2002); former Chief Operating Officer, General Media Communications, Inc. (March 2003—August 2003).	32

Name and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Citigroup Overseen by Trustee

Diana R. Harrington; 64	Trustee since 2001	Professor, Babson College (since 1993).	37

Susan B. Kerley; 53	Trustee since 2001	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990); Director, Eclipse Funds (currently supervises 12 investment companies in fund complex) (since 1990).	37

Alan G. Merten; 62	Trustee since 1990	President, George Mason University (since 1996); Director, Digital Net Holdings, Inc. (since 2003); former Director, Comshare, Inc. (information technology) (from 1985-2003).	32

R. Richardson Pettit; 62	Trustee since 1990	Professor of Finance, University of Houston (1977—2002); Independent Consultant (since 1984).	32

Officers

R. Jay Gerken*; 53	Chairman, President and Chief Executive Officer since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000).	N/A

Andrew B. Shoup*; 47	Senior Vice President and Chief Administrative Officer since 2003	Director of Citigroup Asset Management (“CAM”); Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup (since 2004); Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000).	N/A

Alan Blake*; 54	Vice President and Investment Officer since 2001	Managing Director, CGM.	N/A

Scott Glasser*; 38	Vice President and Investment Officer since 1996	Managing Director of CGM; Investment Officer of SBFM.	N/A

Peter J. Hable*; 44	Vice President and Investment Officer since 1990	Managing Director of CGM; President of Davis Skaggs Investment Management, a division of Citigroup Asset Management.	N/A

Name and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Citigroup Overseen by Trustee

Michael McElroy*; 38	Vice President and Investment Officer since 2002	Citigroup Asset Management (since 2000); Director of Quantitative Research and Senior Portfolio Manager—US, International and Market-Neutral Accounts; Consultant; Digital Equipment Corporation; Associate, Intermarket Capital Associates Ltd.	N/A

Roger M. Lavan*; 41	Vice President since 2002	Managing Director, CGM.	N/A

Francis L. Mustaro*; 52	Vice President since 2002	Managing Director, CGM.	N/A

Michael Kagan*; 44	Vice President and Investment Officer since 2000	Managing Director, CGM.	N/A

Timothy Woods*; 42	Vice President and Investment Officer since 2001	Managing Director, CGM (since 1999); former Portfolio Manager, Banker’s Trust.	N/A

Kevin Caliendo*; 33	Vice President and Investment Officer since 2003	Director, CGM (since 2002); Equity analyst and convertible portfolio manager, healthcare, SAC Capital Advisors, LLC (from 1998 to 2001); Convertible Bond Analyst, Wachovia Securities (from 1998 to 2001).	N/A

Frances Guggino*; 46	Chief Financial Officer and Treasurer since 2004	Vice President of CAM and Treasurer and/or Controller of certain funds associated with Citigroup (since 1991).	N/A

Kaprel Ozsolak*; 37	Controller since 2002	Vice President of CGM.	N/A

Andrew Beagley*; 41	Chief Anti-Money Laundering Compliance Officer since 2002; Chief Compliance Officer since 2004	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Compliance Officer and Chief Anti-Money Laundering Compliance Officer of mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999).	N/A

Name and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Citigroup Overseen by Trustee

Rocco DelGuercio; 44	Assistant Treasurer since 2004	Vice President, CAM (since 2004); Assistant Treasurer of certain mutual funds associated with Citigroup; Vice President and Assistant Treasurer of certain mutual funds associated with Credit Suisse Asset Management (1996-2004).	N/A

Robert I. Frenkel*; 49	Chief Legal Officer since 2003 and Secretary since 2000	Managing Director and General Counsel, Global Mutual Funds for CAM (since 1994); Secretary of CFM and Secretary of certain mutual funds associated with Citigroup; Chief Legal Officer of mutual funds associated with Citigroup.	N/A

Thomas C. Mandia*; 41	Assistant Secretary since 2000	Director and Deputy General Counsel, CAM (since 1992); Assistant Secretary of certain mutual funds associated with Citigroup.	N/A

Rosemary D. Emmens*; 34	Assistant Secretary since 2000	Director and Associate General Counsel, CAM (since 1998); Assistant Secretary of certain mutual funds associated with Citigroup.	N/A

Harris C. Goldblat*; 34	Assistant Secretary since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with Citigroup; Associate, Stroock & Stroock & Lavan LLP (from 1997-2000).	N/A

Wendy Setnicka*; 37	Assistant Controller since 2002	Vice President, CGM (since 2002); Assistant Vice President, CAM (1998-2002).	N/A

Steven Frank*; 35	Assistant Controller since 2001	Vice President, CGM (since 2001); Assistant Vice President, CAM (1996-2001).	N/A

The business affairs of the Fund are managed by or under the direction of the Board of Trustees.

The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the Fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Fund’s independent auditors to its manager and any affiliated service providers if the engagement related directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met 4 times.

The Board also has a standing Governance Committee. All Trustees who are not “interested persons” of the Fund are members of the Governance Committee. The Governance Committee met 4 times during the Fund’s last fiscal year. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2003:

Name of Trustee	Dollar Range of Equity Securities in Dividend Strategy Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Associated with Citigroup Overseen by the Trustee

Interested Trustee
R. Jay Gerken	None	over $100,000
Non-Interested Trustees
Elliott J. Berv	None	$10,001–$50,000
Donald M. Carlton	None	over $100,000
A. Benton Cocanougher	$1–$10,000	$1–$10,000
Mark T. Finn	None	$1–$10,000
Stephen Randolph Gross	None	None
Diana R. Harrington	None	$1–$10,000
Susan B. Kerley	None	$1–$10,000
Alan G. Merten	$1–$10,000	$1–$10,000
R. Richardson Pettit	None	$10,001–$50,000

None of the disinterested Trustees or their family members had any interest in the manager, Citigroup Global Markets, PFS Distributors and any person directly or indirectly controlling, controlled by, or under common control with the manager or Citigroup Global Markets or PFS Distributors as of December 31, 2003.

Information regarding compensation paid to the Trustees of the Company for the fiscal year ended October 31, 2003 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

Each fund in the Fund’s complex pays a pro rata share of Trustee fees based upon asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $45,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, each Trustee who is not a director, officer or employee of the manager or any of its affiliates and who acts as Chairman of any Committee of the Board of Trustees receives an additional $5,000 for acting as Chairman of such Committee. The Fund will reimburse the Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

Trustees Compensation Table

Trustee	Aggregate Compensation from Dividend Strategy Fund(1)	Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)	Number of Funds in Fund Complex Served by Trustee(3)(4)
Interested Trustee
R. Jay Gerken	$0	None	$0	222
Non-Interested Trustees
Elliott J. Berv	2,058	None	80,000	37
Donald M. Carlton	2,144	None	82,600	32
A. Benton Cocanougher	2,292	None	86,200	32
Mark T. Finn	2,220	None	84,450	37
Stephen Randolph Gross	2,099	None	81,350	37
Diana R. Harrington	2,055	None	80,200	37
Susan B. Kerley	2,058	None	80,300	37
Alan G. Merten	1,997	None	77,800	32
C. Oscar Morong, Jr.(2)	2,058	None	80,300	37
R. Richardson Pettit	2,153	None	82,700	32
Walter E. Robb, III(2)	2,072	None	80,600	37

(1)	Information is for the fiscal year ended October 31, 2003.
(2)	Messrs. Morong and Robb retired as Trustees of the fund as of December 31, 2003.
(3)	Information is for the calendar year ended December 31, 2003.
(4)	Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2003.

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Company or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5-Years	6-Years	7-Years	8-Years	9-Years	10-Years or More
$50,000	$125,000	$150,000	$175,000	$200,000	$225,000	$250,000
$60,000	$150,000	$180,000	$210,000	$240,000	$270,000	$300,000
$70,000	$175,000	$210,000	$245,000	$280,000	$315,000	$350,000
$80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000

Assuming continuous service as a Trustee of the Fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended October 31, 2003, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2003 fiscal year were $118,014. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

Officers receive no compensation from the Fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee’s rights to indemnification.

As of October 7, 2004, the Trustees and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of each Fund.

As of October 7, 2004, to the best knowledge of the Fund, the following Shareholders of record owned 5% or more of the outstanding shares of the share class indicated:

Class	Percent	Name	Address
A	97.83%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406
B	92.74%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406
1	100%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

Investment Manager

Smith Barney Fund Management LLC (the “manager”) manages the assets of the Funds pursuant to an investment management agreement (the “Management Agreement”). Subject to such policies as the Board of Trustees of the Company may determine, the manager manages the securities of the Fund and makes investment decisions for the Fund. In addition, the manager provides certain administrative services to the Fund under the Management Agreement.

The manager is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers, and that the manager may render services to others.

The manager provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund’s independent contractors and agents; and arranging for the maintenance of books and records of the Fund. Trustees, officers and shareholders in the Fund are or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Fund.

Unless otherwise terminated, the Management Agreement will continue in effect with respect to the Fund for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund’s Trustees, or by the manager, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the Fund. The Board also considered the Fund’s performance relative to a selected peer group of managers of large cap funds and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of the Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

For its services under the Management Agreement, the manager is entitled to receive fees, which are computed daily and paid monthly, at the following annual rates of the Fund’s average daily net assets on an annualized basis for the Fund’s then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. The manager may reimburse the Fund for, or waive, all or any portion of its management fees.

For the fiscal years ended October 31, 2001, 2002 and 2003 the Fund paid advisory fees of $26,431,171, $21,155,745 and $17,667,289, respectively.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the manager, and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

A copy of the Fund’s code of ethics is on file with the Securities and Exchange Commission (“SEC”).

Proxy Voting Guidelines & Procedures

Although individual board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.smithbarneymutualfunds.com and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Fund’s independent registered public accounting firm to audit and report on the Fund’s financial statements and highlights for the fiscal year ending October 31, 2004.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS

The Prospectus discusses the investment objectives of the Fund and the policies it employs to achieve such objectives. This section contains a discussion of the Fund’s investment objectives, investment policies and certain of the risks associated with these practices, and supplements the description of the Fund’s investments and risks contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager’s investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense. The Fund may engage in these and any other practices not prohibited by their investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see “Additional Risk Factors” below.

The Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.

General

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks. The Fund seeks to achieve its investment objective primarily through investments in common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in dividend-paying stocks. Although this policy relating to dividend-paying stocks may be changed without shareholder approval, the Fund will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Fund also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix A. Short term investments may include repurchase agreements with banks or broker-dealers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

Certain policies of the Fund, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures or stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Fund may also invest up to 25% of its total assets in securities of foreign issuers.

Equity Securities

Common Stocks.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks.    The Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Preferred Stocks and Convertible Securities” below.

Preferred Stocks and Convertible Securities.    Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Fund may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants.    Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment.

Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in real estate or real estate loans or interests. The Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Fund invests in REITs.

Fixed Income Securities

Corporate Debt Obligations.    Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities.    The U.S. Government securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments.    In certain circumstances the Fund may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive posture, the Fund’s investment objective may not be achieved.

Commercial Paper.    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund’s limits on restricted and illiquid securities.

Commercial Bank Obligations.    The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

The Fund may invest in bank obligations issued by foreign banks. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Derivative Contracts

Writing Covered Call and Put Options.    The Fund may write (sell) covered call and put options for hedging and non-hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option written by the Fund is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by the Fund is “covered” if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund’s obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When the Fund writes a call option, the Fund, in return for a fee, or “premium”, agrees to sell a security or currency at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security or currency in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security or currency during the life of the option. The Fund retains the risk of loss should the price of the security or currency decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security or currency. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security or currency and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or currency or to write another call on the security or currency, realize a profit on a previously written call option, or protect a security or currency from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security or currency. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, if the Fund holds the underlying security or currency any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security or currency. If the Fund does not hold the underlying security or currency, the Fund’s loss could be unlimited.

Portfolio securities or currencies on which put options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities or currency that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security or currency at the exercise price at any time before the expiration date.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security or currency for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security or currency later appreciates in value. The Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

The use of options by the Fund may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund’s losses may be out of proportion to the amount invested in the instrument—a relatively small investment may lead to much greater losses.

Purchasing Put Options.    The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.    The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.

Options on Stock Indices.    Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas

Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts.    The Fund may enter into interest rate or currency Futures Contracts (“Futures” or “Futures Contracts”) as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund’s hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. The Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund’s exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates, financial indices or other instruments.

“Margin” with respect to Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Single Stock Futures.    Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options on Futures Contracts.    Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

The Funds are not regulated as “commodity pools” for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission (“CFTC”).

New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

Foreign Currency Exchange Transactions.    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund’s assets are valued daily in terms of U.S. dollars, the Company does not intend to convert the Fund’s holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U. S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund’s securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

The Fund has established procedures consistent with policies of the Securities and Exchange Commission (the “SEC”) concerning forward contracts. Those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund’s obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

Investing in depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the manager. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund’s securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

Use of Segregated and Other Special Accounts.    Use of many hedging and other strategic transactions including currency and market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid securities equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

Securities of Foreign Issuers.    The Fund may invest up to 25% of its assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets.

The Fund may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is available in the United States about an unsponsored depository receipt than about a sponsored depository receipt, and the financial information about a company may not be as reliable for an unsponsored depository receipt as it is for a sponsored depository receipt. The Fund may invest in depository receipts through both sponsored and unsponsored arrangements.

With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund’s total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see “Additional Risk Factors—Securities of Developing/Emerging Markets Countries” below.

Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

ETFs or Exchange Traded Funds.    Each Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Illiquid and Restricted Securities.    The Fund may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restriction, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Repurchase Agreements.    The Fund may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The Fund may have an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales.    The Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Leverage.    The Fund may borrow from banks, on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund’s shares and in the Fund’s yield.

Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds lose value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. The Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund will not lend its portfolio securities to Citigroup Global Markets or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, cash equivalents, or U.S. government securities in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Citigroup Global Markets, and which is acting as a “finder”.

In return for lending its securities, the Fund would receive either a fee from the borrower, in the event of a loan secured by government securities, or the earnings on its investment of cash collateral, less a rebate paid to the borrower. In either case, a fee is also paid to a lending agent. Requirements of the SEC, which may be subject to further modifications, currently provide that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk. In addition, the Fund could lose money if its investment of cash collateral results in a loss.

When-Issued Securities.    The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions themselves. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

ADDITIONAL RISK FACTORS

The Prospectus and the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information discuss certain of the risk factors associated with the investment policies and strategies employed by the Fund. The following discussion supplements these descriptions of risk factors.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities.    Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Fund may be quite volatile.

Fixed Income Securities.    Investments in fixed income securities may subject the Fund to risks, including the following:

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Income Risk.    When interest rates decline, the Fund’s income may decline.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

Lower Rated and Below Investment Grade Fixed Income Securities.    Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

Smaller Market Capitalization Companies.    Investments in companies with smaller market capitalizations, including companies generally considered to be small cap issuers and medium sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Fund’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information of certain derivative instruments in which the Fund might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility:    The use of certain derivatives may involve leverage for the Fund because they create an obligation, or indebtedness, to someone other than the Fund’s investors and enable the Fund to participate in gains and losses on an amount that exceeds its initial investment.

Derivatives may magnify the Fund’s gain or loss from an investment in much the same way that incurring indebtedness does.

Credit risk:    Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Risks of Using Futures Contracts and Options on Futures Contracts.    The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

In order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager’s opinion, the market for such options had developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Economic and Monetary Union (EMU).    Fifteen European countries participate in the European and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

Portfolio Turnover.    The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions the Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see “Portfolio Turnover” below).

Special Risks of Options.    In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of Citigroup Global Markets may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund’s shares (including through exchanges from other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

INVESTMENT RESTRICTIONS

The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

The Fund may not:

(1)    borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2)    underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3)    purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4)    issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5)    make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6)    purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

(7)    purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

The Fund has also adopted the following nonfundamental investment restriction that may be changed by the Company’s Board of Trustees at any time. Accordingly, the Fund may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

BROKERAGE

The manager is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Fund may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

For the fiscal year ended October 31, 2003, the Fund’s directed brokerage transactions and the commissions paid for research-related services were $959,881,326 and $1,607,134, respectively.

Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that the Fund pays to the manager will not be reduced as a consequence of the manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Fund or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Fund.

The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Fund. In the opinion of the manager, the benefits from research services to the Fund and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes the total brokerage commissions paid by the Fund.

Fiscal Year Ended October 31
2003	$6,360,837
2002	$4,172,411
2001	$2,718,714

The Fund may from time to time place brokerage transactions with the Fund’s distributor, Citigroup Global Markets, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

The Fund paid the following commissions to affiliated brokers during the periods shown:

	Fiscal Year
Affiliated Broker	2003	2002	2001
Citigroup Global Markets	$156,111	$139,295	$154,694

For the fiscal year ended October 31, 2003, the Fund paid the affiliated broker 2.45% of the Fund’s aggregate brokerage commissions and 2.41% of the aggregate dollar amount of transactions involving the payment of commissions were effected through the broker during the same period.

During the fiscal year ended October 31, 2003, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 2003.

Broker-Dealer	Value of Securities as of October 31, 2003
Merrill Lynch & Co. Inc.	$68,870,320
The Goldman Sachs Group.	33,897,900
J.P. Morgan Chase & Co.	24,361,740

PORTFOLIO TURNOVER

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

For the fiscal years ended October 31, 2002 and 2003 the portfolio turnover rates were 38% and 69%, respectively.

Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

DISTRIBUTORS

Shares of the Fund are continuously sold by their distributors, Citigroup Global Markets and PFS Distributors. Citigroup Global Markets, located at 388 Greenwich Street, New York, New York, 10013 and PFS Distributors, Inc., located at 3120 Breckinridge Blvd., Duluth, Georgia 30099 (“PFS Distributors” and, collectively with Citigroup Global Markets, the “distributors”), serve as non-exclusive principal underwriters and co-distributors of the shares of the Fund pursuant to written agreements dated June 5, 2000 (the “Distribution Agreements”) which were first approved by the Fund’s Board of Trustees, including a majority of the independent Trustees, on April 17, 2000. Prior to and up to June 5, 2000, CFBDS, Inc. (“CFBDS”) acted as a distributor. Citigroup Global Markets and PFS Distributors are each an affiliate of the Fund’s manager.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the applicable distributor and may be substantial. Citigroup and its affiliates may make similar payments under similar arrangements.

A distributor is entitled to receive the proceeds of the initial sales charge, if any, paid upon the purchase of Class A shares, and said amount is paid to service agents. PFS Distributors and Salomon Smith Barney are entitled to receive the contingent deferred sales charge paid upon certain redemptions of Class B and C shares directly from the Fund, for PFS accounts and Salomon Smith Barney accounts, respectively, for any of the distribution and service expenses described above.

Initial Sales Charges—Class 1, Class A, Class C and Class O

The following table shows commissions paid as initial sales charges on Class 1, Class A, Class C and Class O shares and amounts retained by Citigroup Global Markets and its affiliate, PFS Distributors, during the fiscal years ended October 31, 2003, 2002 and 2001. For the period prior to June 5, 2000, CFBDS, Inc. served as distributor to the Funds.

October 31, 2003
Total Underwriting Commissions*	$7,263,000
Amounts retained by CGM	$1,152,867
Amounts retained by PFS Distributors	$6,110,133

October 31, 2002
Total Underwriting Commissions	$15,942,000
Amounts retained by CGM	$7,922,634
Amounts retained by PFS Distributors	$8,019,366

October 31, 2001
Total Underwriting Commissions	$16,975,000
Amounts retained by CGM	$4,781,000
Amounts retained by PFS Distributors	$12,194,000

*	Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for purchases made after that date.

SERVICE PLANS

Class A, Class B, and Class C shares of the Fund have a Service Plan (each, a “Service Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Service Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Service Plans relating to Class B shares and Class C shares. Such fees may be used to make payments to a distributor for distribution services, to service agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to a distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by a distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales of different classes of shares.

The Service Plans also provide that a distributor and service agents may receive any front-end sales charge as total or partial compensation for their services in connection with the sale of shares and all or a portion of any deferred sales charges paid by investors.

The Service Plans permit the Fund to pay fees to a distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Service Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to a distributor and others until the applicable Service Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Fund.

In their annual consideration of the continuation of the Service Plans for the Fund, the Trustees will review the Service Plans and the expenses for each class within the Fund separately.

Each Service Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Fund’s distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Service Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Company’s Trustees and a majority of the Company’s Trustees who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Service Plan (for purposes of this paragraph, “qualified Trustees”). The Trustees, in the exercise of their business judgement made in the best interests of the shareholders of the Fund and each class, have approved the continuation of the Service Plans. Each Service Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. A Service Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Company’s qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class. A Service Plan may not be amended to increase materially the amount of a class’s permitted expenses thereunder without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Company will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Company will preserve such copies in an easily accessible place.

For the fiscal year ended October 31, 2003, the aggregate expenses for the Fund under the Class A Plan were $920,241 or 0.25% of the Class A shares’ average net assets; under the Class B Plan were $2,874,541 or 1.00% of the Class B shares’ average net assets; and under the Class C Plan were $53,117 or 1.00% of the Class C shares’ average net assets.

For the fiscal year ended October 31, 2003, the distributors and/or service agents incurred the following distribution expenses for the Fund:

Share Class	Financial Consultant Compensation	Branch Expenses	Marketing & Advertising Expenses	Printing Expenses	Total Expenses
A	$602,110	$977,914	$—	$—	$1,580,024
B	2,779,192	873,838	194,838	23,561	3,871,429
C	24,759	607,460	3,660	67	635,946

Total	3,406,061	2,459,211	198,498	23,629	6,087,399

DETERMINATION OF NET ASSET VALUE

The assets attributable to the shares of each class of the Fund reflect the value of separate interests in a single portfolio of securities. The net asset value of each class will be determined separately for each share class by subtracting the expenses and liabilities allocated to that class. The net asset value of the shares of the Fund is determined at 4:00 p.m., Eastern time (or at the close of the New York Stock Exchange (“NYSE”), if earlier, on each business day on which the NYSE is open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing service, or as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by broker-dealers, and (ii) valuing any securities for which reliable market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Options on stocks, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

The trading of securities on most foreign exchanges and over-the-counter-markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the Fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.

U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

When, in the judgment of a pricing service used by the Fund, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at such quoted bid prices (as obtained by the service from dealers in such securities). Other investments are carried at fair value as determined by the pricing service, based on methods which include consideration of: yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Any assets which are not valued by the pricing service would be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.

ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares of each Fund automatically convert to Class A shares in eight years. In addition, shareholders in a Smith Barney Retirement Program may have special exchange rights. See “Smith Barney Retirement Programs” below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another.

The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Share certificates will not be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored.

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 2003 of Class A shares from the Fund’s aggregating less than $25,000 subject to the schedule of sales charges set forth below:

Net Asset Value per share of the Fund	$16.03
Per Share Sales Charge – 5.00% of public offering price (5.26% of net asset value per share)	$0.84
Per Share Offering Price to the Public	$16.87

Class A Shares.

Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

The Fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

Amount of your investment	Sales charge as a % of offering price	Sales charge as a % of your investment	Broker/ Dealer commission as a % of offering price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 to less than $50,000	4.25%	4.44%	3.83%
$50,000 to less than $100,000	3.75%	3.90%	3.38%
$100,000 to less than $250,000	3.25%	3.36%	2.93%
$250,000 to less than $500,000	2.75%	2.83%	2.48%
$500,000 to less than $1,000,000	2.00%	2.04%	1.80%
$1,000,000 or more	–0–	*	–0	–*	up to 1.00%

*	Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class C shares is waived. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge” below.

Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by “any person,” which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

The initial sales charge on Class A shares may be waived in certain circumstances. See “Sales Charge Waivers and Reductions” below for more information about waivers of initial sales charges on Class A shares.

Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account.

The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this Statement of Additional Information.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Class B Shares.

Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

Class C Shares.

Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below. Service agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See “Deferred Sales Charge Provisions” below.

Class 1 Shares.

Class 1 shares are offered only through PFS Investments Inc., and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

Size of investment	As % of net amount invested	As % of offering price	Reallowed to PFS (as a % of offering price)*
Less than $10,000	9.29%	8.50%	7.00%
$10,000 but less than $25,000	8.40%	7.75%	6.25%
$25,000 but less than $50,000	6.38%	6.00%	5.00%
$50,000 but less than $100,000	4.71%	4.50%	3.75%
$100,000 but less than $250,000	3.63%	3.50%	3.00%
$250,000 but less than $400,000	2.56%	2.50%	2.00%
$400,000 but less than $600,000	2.04%	2.00%	1.60%
$600,000 but less than $5,000,000	1.01%	1.00%	0.75%
$5,000,000 or more	0.25%	0.25%	0.20%

*	Additionally, PFS Distributors, Inc. pays to PFS Investments, Inc. (“PFS Investments”) a promotional fee calculated as a percentage of the sales charge reallowed to PFS. The percentage used in the calculation is 3%.

A distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, service agents may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to financial professionals that sell shares of the Company.

Investors purchasing Class 1 shares may under certain circumstances be entitled to reduced sales charges. The circumstances under which such investors may pay reduced sales charges are the same as those described below under “Purchases of Shares—Cumulative Purchase Discount” and “Letter of Intent.”

General.

Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the Fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which class they intend to purchase. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.

PFS Accounts

Initial purchases of shares of the Fund must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS: Primerica Shareholder Services (“Primerica”), P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus.

Shares purchased will be held in the shareholder’s account by Primerica.

Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an

IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the Fund. Shareholders may purchase shares of the Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under “Systematic Investment Plan.” Subsequent investments of at least (i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Citigroup Global Markets, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Inc. Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub- transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular subsequent investment procedure described above.

Other Accounts

Investors in Class A, Class B, and Class C shares may open an account in the Fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the Fund. Shareholders may purchase shares of the Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under “Systematic Investment Plan.” Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Citigroup Global Markets, unitholders who invest distributions from a unit investment trust (“UIT”) sponsored by Citigroup Global Markets, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. Class Y shares are generally only available to investors investing a minimum of $15 million. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Shares purchased will be held in the shareholder’s account by the service agent.

Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day

(the “trade date”). For shares purchased through a service agent, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

From time to time, the Fund’s distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Fund’s distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Fund’s distributors or the manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the “NASD”).

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. For PFS accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder’s account opened with the service agent or redeem the shareholder’s shares of certain money market funds to make additions to the account. Additional information is available from the Fund or your service agent.

Sales Charge Waivers and Reductions.

Cumulative Purchase Discount.

PFS Accounts

The reduced sales load reflected in the sales charge tables applies to purchases of Class A and Class 1 shares of the Fund. An aggregate investment includes all shares of the Fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. You must notify PFS Distributors at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor’s representations concerning his holdings.

Initial Sales Charge Waivers.

PFS Accounts

Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

(a)  sales to board members and employees of Citigroup and its subsidiaries;

(b)  sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

(c)  issuance to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

(d)  purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)  exchanges for Class A shares of the Fund for Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of that Fund; and

(f)  purchases by accounts managed by registered investment advisory subsidiaries of Citigroup.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

In addition, Class A shares of the Fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the “Primerica Plan”) for its participants, subject to the provisions of ERISA. Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

Other Accounts

Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the Fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Citigroup Global Markets; (i) purchases by investors participating in a Citigroup Global Markets fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Class A initial sales charges are also waived for the following types of investors:

•	separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts;

•	Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and

•	Purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program.

Class A shares are offered at net asset value to the persons described in “PFS Accounts” and “Other Accounts” above, because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time.

Right of Accumulation.    Class A shares of the Fund may be purchased by any person, as defined above, at a reduced sales charge or at the net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the Fund or the investor’s service agent.

Letter of Intent

PFS Accounts

A Letter of Intent applies to purchases of Class A shares of the Fund and Class 1 shares of the Funds. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

Other Accounts

A Letter of Intent to purchase Class A shares for an amount of $25,000 or more, provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the “Amount of Investment” as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney mutual funds, offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

Deferred Sales Charge Provisions.    Deferred Sales Charge Shares are: (i) Class B shares; (ii) Class C shares; and (iii) Class A shares that were purchased without an initial sales charge but subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares, Class O shares, or Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C Shares, Class O shares, and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will be subject to a reduced distribution fee. There will also be converted at that time such proportion of Class B shares acquired through the reinvestment of dividends and distributions (“Dividend Shares”) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Dividend Shares) owned by the shareholder.

Class B shares of a Fund purchased in PFS Accounts prior to December 31, 1997 and subsequently redeemed will remain subject to the Deferred Sales Charge at the rates applicable at the time of purchase.

The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the Fund’s distributors.

To provide an example, assume an investor purchased 100 Class B shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

For the year ended October 31, 2003, the aggregate dollar amount of Deferred Sales Charges paid to Citigroup Global Markets and its affiliate, PFS Distributors, for Class B shares were approximately:

Deferred Sales Charge
Amounts retained by CGM	$42,700
Amounts retained by PFS Distributors	$770,300

$813,000

Waivers of Deferred Sales Charge.

PFS Accounts

For PFS Accounts, the Deferred Sales Charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

(a)  Redemption Upon Disability or Death

The Company may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long- continued and indefinite duration.” While the Company does not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

(b)  Redemption in Connection with Certain Distributions from Retirement Plans

The Company may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans, including a redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the Fund; in such event, as described below, the Fund will “tack” the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

With respect to PFS Accounts, the Company does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

(c)  Redemption Pursuant to the Company’s Automatic Cash Withdrawal Plan

A shareholder may elect to participate in an automatic cash withdrawal plan (“Withdrawal Plan”) with respect to the shareholder’s investment in the Fund. Under the Withdrawal Plan, a dollar amount of a participating shareholder’s investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Withdrawal Plan.

The amount of the shareholder’s investment in the Fund at the time the election to participate in the Withdrawal Plan is made with respect to the Fund is hereinafter referred to as the “initial account balance.” The amount to be systematically redeemed from the Fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder’s initial account balance. The Company reserves the right to change the terms and conditions of the Withdrawal Plan and the ability to offer the Withdrawal Plan.

(d)  Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

The Company reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Company may waive the Deferred Sales Charge upon such involuntary redemption.

(e)  Redemption by manager

The Company may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the Fund.

Other Accounts

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Redemption of Shares—Automatic Cash Withdrawal Plan”) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program.    The Funds offer Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

Class A Shares.    Class A shares may be purchased by plans initially investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 3, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Redemption of Shares.

General.    The Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to Primerica at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, Company or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for this information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

A shareholder may utilize Primerica’s telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder’s bank account of record (defined as a currently established pre-authorized draft on the shareholder’s account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the Fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder’s bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

Other Accounts

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder’s service agent, or if the shareholder’s account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Citigroup Global

Markets brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Shares held by Citigroup Global Markets as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Citigroup Global Markets as custodian may be redeemed through an investor’s service agent, or by submitting a written request for redemption to:

(Name of the Fund)

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699.

A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan.    The Fund offers shareholders an automatic cash withdrawal plan (the “Withdrawal Plan”), under which shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) may elect to receive cash payments of a specified amount monthly or quarterly.

PFS Accounts

For PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The Company reserves the right to involuntarily liquidate any shareholder’s account in the Fund if the aggregate net asset value of the shares held in that Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder’s shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

Other Accounts

Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder’s shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly from the Fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their service agent or the Fund’s transfer agent.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/ her initial investment in the Fund.)

PFS Accounts

Neither the Fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Redemptions.    Redemption requests of up to $50,000 of any class or classes of the Fund’s shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information regarding Telephone Redemption and Exchange Program.    Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

Distributions in Kind.    The Fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

Exchange Privilege.

General.    Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The Fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class Y and Class 1 Exchanges.    Class A, Class Y and Class 1 shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the same class in any funds eligible for the exchange privilege may do so without imposition of any charge. Class Y shareholders may also exchange all or a portion of their shares for Class A shares in any funds eligible for the exchange privilege without imposition of any charge.

Class C Exchanges.    Class C shareholders who wish to exchange all or a portion of their shares for Class C shares in any funds eligible for the exchange privilege may do so without imposition of any charge.

Class B Exchanges.    Class B shareholders may exchange all or a portion of their shares for Class B shares in any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the Fund then owned, the exchanged shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

PFS Accounts

Shareholders who establish telephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

Additional Information Regarding the Exchange Privilege.    The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components – redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemption and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Determination of Public Offering Price.    The public offering price for a share of any class of the Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A, and Class 1 shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Involuntary Redemption of Shares.    The Fund may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Fund determines, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer).

DISTRIBUTIONS AND FEDERAL TAXES

The Fund distributes dividends, if any, on a quarterly basis and makes capital gain distributions, if any, annually. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without a sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

Taxation of Fund

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. So long as the Fund so qualifies, it will not be subject to federal income tax on amounts paid by it as dividends and distributions to shareholders in compliance with the Code’s timing and other requirements. If the Fund were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for income dividends or capital gain distributions paid to shareholders) would be subject to tax at corporate rates. The Fund will be subject to a nondeductible, 4% federal excise tax if it fails to meet certain distribution requirements with respect to each calendar year, generally applicable to its ordinary (taxable) income for that year and the excess of its capital gains over its capital losses for the one-year period ended on October 31 of that year. The Fund intends generally to make distributions sufficient to avoid or minimize any liability for the excise tax. The Fund expects to be treated as a separate entity for purposes of determining its federal tax treatment.

Dividends or other income (including, in some cases, capital gains) received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

Taxation of Shareholders

Tax Treatment of Distributions.    Dividends from ordinary income, and any distributions from net short term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the distributing fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by that fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Dividends from REITS will be treated as qualified dividend income only to the extent that the REIT derived its income from qualified dividend income. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies,” “foreign personal holding companies” and “foreign investment companies” will not be treated as “qualified foreign corporations” for these purposes. Distributions from net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) whether paid in cash or additional shares are taxable as long-term capital gains, regardless of how long the shareholder has held Fund shares. Dividends and capital gain distributions may also be subject to state and local taxes. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

For federal income tax purposes, dividends declared by the Fund in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they are declared. These dividends will be taxable to shareholders as if actually received on December 31 rather than in the year in which shareholders actually receive the dividends.

All Fund distributions will reduce the net asset value of the Fund shares. Investors may therefore wish to avoid purchasing Fund shares shortly before an anticipated dividend or capital gain distribution in order to avoid being taxed on a distribution that is economically a return of a portion of the purchase price.

Dividends-Received Deduction.    The portion of each fund’s ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

Disposition of Shares.    Any sale, exchange or redemption of shares (including periodic withdrawals under the automatic cash withdrawal plan) generally represents a taxable event. Depending on the purchase price and sale price of the shares sold, exchanged or redeemed there may be a gain or loss on the transaction. Gain or loss generally will be long-term capital gain or loss if the shares have been held for more than one year at the time of the sale, exchange or redemption, and otherwise generally will be short-term capital gain or loss. Any loss on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends paid on such shares.

If shares of the Fund purchased subject to a sales charge are sold or exchanged within 90 days of acquisition, and shares of the same or another fund are acquired at a reduced (or no) sales charge because of the sales charge imposed on the prior purchase, then to the extent the sales charge on the subsequent shares is so reduced or waived, the sales charge incurred on the initial purchase may not be used to determine the basis in the shares disposed of for purposes of determining tax gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the disposition of the initial shares, it is includable in the basis of the subsequent shares acquired. Additionally, any loss realized on a redemption or exchange of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period beginning 30 days before and ending 30 days after such disposition, including pursuant to reinvestment of dividends in Fund shares.

Taxation of Non-U.S. Persons.    Dividends and certain other payments to shareholders who are neither citizens nor residents of the United States nor U.S. entities may be subject to a United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

For taxable years of the Fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as “contingent interest” under the portfolio interest rules. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over it net long-term capital loss.

Back-up Withholding.    The Fund is required to withhold and remit to the United States Treasury a percentage of taxable dividends, redemption proceeds and certain other payments made to any shareholder (including a shareholder who is neither a citizen nor resident of the United States) who does not furnish the Fund with required information and certifications or who is otherwise subject to back-up withholding. This back-up withholding is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability. Back-up withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Special Tax Rules Affecting Investments.    The Code includes special rules applicable to certain listed options (excluding equity options as defined in the Code), futures contracts, and options on futures contracts that the Fund may write, purchase or sell. Such options and contracts are generally classified as Section 1256 contracts. The character of gain or loss resulting from the sale, disposition or other termination of Section 1256 contracts is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (“60/40 gain or loss”). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value, or “marked to market,” on the last day of such fiscal year for federal income tax purposes.

Over-the-counter options, equity options, and certain other options or future contracts are not classified as Section 1256 contracts and are not, therefore, subject to the treatment described above. Any gains or losses from transactions in over-the-counter options generally constitute short-term capital gains or losses. If the Fund exercises over-the-counter call or put options, the gain or loss realized on the sale of the underlying securities will be long-term if the securities have been held for more than one year and otherwise as a short-term capital gain or loss. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

Certain transactions in options, futures contracts, or options on futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a “mixed straddle” under the Code if certain conditions are met.

The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) “short sale” rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

The Code provides certain elections for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. No determination has been reached to make any of these elections.

The effect of the tax rules described above with respect to options and futures contracts may be to change the amount, timing and character of the Fund’s income, gains and losses and therefore of its distributions to shareholders.

These rules also generally apply to options, futures and forward contracts relating to foreign currency, except that (1) options, futures and forward contracts on certain foreign currencies are not governed by Section 1256, (2) gains and losses on foreign currency forward contracts are generally treated as ordinary income and losses, and (3) gains and losses on the Fund’s foreign currency options and futures contracts that are not governed by Section 1256, if any, are generally treated as ordinary income and loss.

Additionally, under the Code gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are treated as ordinary income or loss.

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any “excess distribution” from such PFIC or gain from the disposition of such shares, even if the distribution or gain is distributed by the Fund to its shareholders in a manner that satisfies the distribution requirements referred to above. If the Fund is able and elects to treat a PFIC as a “qualified electing fund” ( a “QEF election”), in lieu of the treatment described above, the Fund will be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not actually received by the Fund. In the absence of a QEF election, the Fund generally should be able to make an alternative election to mark to market annually its investments in PFICs, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to limitations on the ability to use any such loss.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to PFICs, partnerships or trusts in which the Fund invests or to certain options, futures, forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling portfolio securities at times that it might not otherwise be desirable to do so, thereby potentially generating additional taxable gain, or borrowing the necessary cash, thereby incurring interest expenses.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect, and no attempt is made to describe special tax rules that may be applicable to certain categories of shareholders, such as tax-exempt or tax-deferred entities or retirement plans, insurance companies, and financial institutions. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

OTHER INFORMATION

Transfer Agent

Citicorp Trust Bank, fsb (the “transfer agent”), located at 125 Broad Street, New York, New York 10004, serves as the Fund’s transfer and dividend-paying agent (except with respect to certain share classes not offered through this SAI). Under the transfer agency agreement, the transfer agent, either directly or through a sub- transfer agent, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Sub-Transfer Agents

PFPC Inc., P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent to render certain shareholder recordkeeping and accounting services functions. Primerica Shareholder Services, located at P.O. Box 9662, Providence, Rhode Island 02940-9662, also serves as a sub-transfer agent to render certain shareholder recordkeeping and accounting services functions.

Custody of Assets

Securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund’s investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110.

Shareholder and Trustee Responsibility

The Company is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

The Company’s Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company

The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common Sense Funds Trust to Concert Investment Series®, and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company. The Fund is a series of the Company. Prior to the date of this Statement of Additional Information, the Smith Barney Dividend Strategy Fund was known as the Smith Barney Large Cap Core Fund and, prior to September 11, 2000, was known as the Growth Fund.

The Company’s Declaration of Trust permits the Company’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

The Company may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Fund determines pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.

The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of the Fund’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company’s Declaration of Trust.

The Company’s Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.

The Company’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Company’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

FINANCIAL STATEMENTS

Semi-annual statements are furnished to shareholders and annually such statements are audited by the independent registered public accounting firm. The audited financial statements of the Fund (Statement of Assets and Liabilities at October 31, 2003, Statement of Operations for the year ended October 31, 2003, Statements of Changes in Net Assets for the years ended October 31, 2003 and 2002, Financial Highlights for each of the years in the four-year period ended October 31, 2003, Notes to Financial Statements and Independent Auditors’ Report) each of which is included in the Annual Report to Shareholders of the Fund, the Fund’s unaudited financial statements (Statement of Assets and Liabilities at April 30, 2004, Statement of Operations for the six months ended April 30, 2004, Statement of Changes in Net Assets for the six months ended April 30, 2004, Financial Highlights for the six months ended April 30, 2004 and Notes to Financial Statements) each of which is included in the Fund’s Semi-Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information.

APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the “manager”). The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

B-1

CAM maintains a Proxy Voting Committee, of which the manager’s personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

B-2